SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 16, 2020

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 5.03.	Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.

As more fully set forth in Item 5.07, on March 16, 2020, holders of a majority of the outstanding voting capital stock of NanoViricides, Inc. (the “Registrant”) voted to approve an amendment to the Registrant’s Articles of Incorporation (the “Amendment”) to increase the number of its authorized shares of capital stock from 8,000,000 shares to 160,000,000 shares of which 150,000,000 shares were designated common stock, par value $0.001 per share (the “Common Stock”) and 10,000,000 shares were designated “blank check” preferred stock, par value $0.001 per share (the “Preferred Stock”). The Amendment was filed with the Secretary of State of the State of Nevada on March 19, 2020. A copy of the Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 16, 2020, the “Registrant held a Special Meeting of Stockholders (the “Meeting”). Holders of voting capital stock representing 5,114,594 votes of the Registrant’s outstanding voting capital stock representing 7,152,067 votes entitled to vote at the Meeting were present in person or by proxy, representing a majority of the Registrant’s outstanding voting capital stock.

At the Meeting, the Registrant’s stockholders approved an amendment to the Registrant’s Articles of Incorporation to increase the number of its authorized shares of Common Stock from 7,500,000 shares to 150,000,000 shares and to increase the number of authorized shares of Preferred Stock from 500,000 shares to 10,000,000 shares, accordingly increasing the total number of authorized shares to 160,000,000. The proposal is described in more detail in the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on February 19, 2020.

The second proposal, to adjourn the Meeting to a later date, if necessary, to permit the further solicitation of proxies if there were not sufficient votes at the time of the Meeting to approve the amendment to the Articles of Incorporation was rendered moot upon reaching a quorum of the Registrant’s capital stock.

The voting results of the shares of capital stock are set forth below:

Proposal 1 – Approval of an Amendment of the Registrant’s Articles of Incorporation:

Votes For	Votes Against	Votes Abstained
4,088,014	1,013,474	13,105

Item 9.01	Financial Statements And Exhibits

(a)	Exhibits

Number	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: March 20, 2020	By:	/s/ Anil Diwan
Name: Anil Diwan Title: Chairman, President